UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 18, 2006

                            State Street Corporation
            .........................................................
             (Exact name of registrant as specified in its charter)

     Massachusetts                  0-5108                    04-2456637
.........................   ........................    .........................
(State of Incorporation)   (Commission File Number)    (IRS Employer Identifica-
                                                          tion Number)

     One Lincoln Street, Boston, Massachusetts                   02111
    ............................................................................
   (Address of principal executive offices)                      (Zip code)

     Registrant's telephone number, including area code: (617) 786-3000

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

Item 2.02.        Results of Operations and Financial Condition.

     On April 18, 2006, State Street Corporation issued a news release announcing its results of operations and related financial information for the first quarter of 2006. A copy of that news release is furnished herewith as
Exhibit 99.1, and is incorporated herein by reference.

Item 9.01.        Financial Statements and Exhibits.

(c) State Street Corporation's news release dated April 18, 2006, announcing first quarter 2006 results of operations and related financial information is furnished herewith as Exhibit 99.1.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATE STREET CORPORATION

                                   By:    /s/ Pamela D. Gormley
                                   ---------------------------------------
                                   Name:  Pamela D. Gormley
                                   Title: Executive Vice President and
                                          Corporate Controller

Date: April 18, 2006

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    ---------------
99.1           News release dated April 18, 2006, announcing first quarter 2006 results of operations and related financial information.